FOCUS June 2013 Exhibit 99.1

Forward-looking statements
The following statements made in this presentation are “forward-looking”
and are made pursuant to the safe harbor provision
of the Private Securities Litigation Reform Act of 1995: statements relating to (1) projected sales (including specific product lines and the company as a whole), profit margins, net income, earnings per share, and covenant compliance, (2) our branding initiatives, (3) our innovation and research and development plans, (4) our cost-savings initiatives, including plant closures and route reductions, and our ability to accelerate any such initiatives, (5) our plans related to our leverage and cash flow, (6) our planned capital expenditures, (7) the status of our litigation matters, (8) the impact of divestitures including the sale of Morningstar and tax payments related thereto, and the spin-off of a portion of our interest in The WhiteWave
Foods Company,  and (9) the timing or amount of any future disposition of our remaining interest in The WhiteWave Foods
Company. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in this presentation. Financial projections are based on a number of assumptions.  Actual results could be materially different than projected if those assumptions are erroneous.  Sales, operating income, net income, debt covenant compliance, financial performance and adjusted earnings per share can vary based on a variety of economic, governmental and competitive factors, which are identified in our filings with the Securities and Exchange Commission, including our Forms 10-
K and 10-Q (which can be accessed on our website at www.deanfoods.com or on the website of the Securities and
Exchange Commission at www.sec.gov). Our ability to profit from our branding initiatives depends on a number of factors, including consumer acceptance of our products.  All forward-looking statements in this presentation speak only as of the date of this presentation.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in our expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based. Any disposition of the Company’s remaining ownership interest in
The WhiteWave Foods Company would be subject to various conditions, including the existence of satisfactory market conditions and Board approval, and in the case of a tax-free disposition, the maintenance of the Company’s private letter ruling from the Internal Revenue Service. Certain pro forma adjusted and historical non-GAAP financial measures contained in this presentation, including adjusted diluted earnings per share, free cash flow, adjusted EBITDA, consolidated adjusted operating income and consolidated adjusted net income, are from continuing operations and have been adjusted to eliminate the net expense or net gain related to certain items identified in our earnings press releases, including the
Morningstar divestiture.  A full reconciliation of these measures calculated according to GAAP and on an adjusted basis is contained in such press release, which is publicly available on our website at www.deanfoods.com/investors and at the end of this presentation.

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 3

Dean® FOODS

TruMoo
Meadow Gold
Swiss
Unsweetened Tea
Dean's
1% LOWFAT MILK
TruMoo Chocolate
POG
Caramel Pretzel

Dean FOODS

Who we are
Trusted regional brands: 50+
Manufacturing facilities: 75+
Total employees: 19,000
3.0B gallons produced annually
Over 37,000 points of distribution
More than 2/3 of U.S. households
purchase a Dean Foods branded
product annually

NYSE: DF
Market cap: $2.0B

Revenues: $9.0+B
Headquarters: Dallas

1. Source IRI
2. As of 6/3/2013

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 5

Marty Devine
Chief Operating Officer
Strong management team and vision
Gregg Tanner
Chief Executive Officer
Rachel Gonzalez
EVP, General Counsel
Barbara Carlini
Chief Information Officer
Kim Warmbier
EVP, Chief HR Officer
Shay Braun
SVP, Procurement &
Operations Support
Chris Bellairs
EVP, Chief Financial Officer
To be the most
admired and
trusted provider of
wholesome, great-
tasting dairy
products at every
occasion

Operational imperatives
Never compromise on quality, safety or customer service
Volume
Performance
Cost
Productivity
Effective
Pricing
Drive volume growth
at appropriate
economic returns
Gain share through
low cost, high service,
valued brands model
Augment volumes
with differentiated
products like TruMoo®
Build on unique
opportunities to create
a cost-advantaged
position
Expedite closure of
under-utilized plants,
routes
Use cost savings to
enable future growth
Improve pricing tools
and protocols to ensure
pass-through of
commodity inflation
Reduce commodity-
driven volatility
2012 success drives
2013 performance

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 8

TruMoo
Swiss
Fruit Rush
Meadow Gold
Land O Lakes
Garelick Farms
Alta Dena Dairy
Dean's
PET
Mayfield Dairy Farms
Oak Farms Dairy
Creamland
Gandy's
Price's
Purity
Barber's
Brown's Dairy
Hygeia
Reiter
McArthur Dairy
Berkeley Farms
Model Dairy
Country Fresh
Meadow Brook
Tuscan
Jilbert

Dean Foods

Dean Foods at a glance
Largest U.S. processor and
distributor of fluid milk, 5x
the size of the next largest
competitor
Portfolio of trusted brands,
complementary products –
milk, ice cream, cultured
dairy products, creamers,
ice cream mix, and other
dairy
Best-in-class nationwide
distribution platform with
extensive refrigerated
“direct store delivery”
systems
Cost control is part of our
DNA

Distribution:
Broad nationwide distribution across channels
The country’s only coast-to-coast processor and distributor of fresh milk
75+ manufacturing facilities
6,500 direct-store-delivery routes
Large Format 69% Small Format 11% Foodservice 13% School/Govt 7%

Portfolio: Strength across the dairy case
Dean Foods - fluid milk and
more
Dean Foods’ percent of national
branded share has increased
over the past three years
Ice cream, cultured products,
creamers, juice, tea and water
fill out the Dean Foods portfolio
3%
FRESH
CREAM (1)
2%
ESL & ESL
CREAMERS (2)
4%
CULTURED
5%
OTHER
BEVERAGES (3)
9%
ICE CREAM (4)
2%
OTHER (5)
26%
DEAN BRANDED WHITE
40%
PL WHITE AND FLAVORED
74%
FLUID MILK
(1) Includes half-and-half and whipping cream
(2) Includes creamers and other ESL fluids
(3) Includes fruit juice, fruit-flavored drinks, iced tea and water
(4) Includes ice cream, ice cream mix and ice cream novelties
(5) Includes items for resale such as butter, cheese, eggs and milkshakes
8%
TRUMOO

Fluid Milk Consumption[1]
RTE Cereal
Beverage
Ingredient
Coffee
Hot Cereal
Tea
31%
45%
12%
8%

4500
4000
3500
3000
2500
2000
1500
1000
2006
2007
2008
2009
2010

White milk is a compelling, sustainable market opportunity
Fluid Milk Category Dynamics
Ubiquitous: in 90% of U.S. homes, over $20B of annual U.S. retail sales¹
Strong health & wellness credentials
One of the largest, most profitable categories for retailers
Industry remains fragmented, large sophisticated platform provides significant competitive advantages
Relatively Stable Long-term
White Milk Consumption Trend²

1. Symphony IRI Group, “Refrigerated Conventional White Milk Overview: Category Decline Review”, July, 2010.
2. IRI Panel, Total All Outlet, Calendar Year 2009 – 2012, 2006-2008 from IRI study published in 2011

38%
34%
28%
-150 Players averaging 0.2% share each
8%
8%
8%
6%
4%
Dean Foods
HP Hood
LaLa
Prarie Farms
Kroger
Safeway
Rest of Market
0
2
4
6
8
10
($ billions)

Scale: Dean Foods is the largest player in milk We have the #1 or #2 position, as measured by sales of branded white milk, in 80% of the IRI defined geographies in which we operate 13

Same great taste
Now more nutritious
TruMoo
A Truly Good Thing
Now with 35% less sugar
Fresh from your trusted dairy
Try it!
Save 55¢
GARELICK Farms

Dean FOODS

Brands:
Leveraging TruMoo
Flavored milk is a $1B category, and TruMoo is
the largest flavored milk brand
TruMoo was recently ranked as the fourth most
successful consumer packaged goods brand of
2012 by Information Resources, Inc. (IRI)
TruMoo is Dean Foods’ largest national brand at
$636M of retail and school sales in 2012
No high fructose corn syrup, lower total sugar,
low fat, all the great nutrition of milk
Retail volumes up 7.6% in 2012
Marketing is working: TruMoo is at 75% HH
awareness, 14% trial, and repeat rates are at
60% and growing (above CPG norms)
1.SymphonyIRI MULO data ending 52 W/E 12/31/12

1

MAYFIELD
New Flavor!
Cherry Brown Cows
6 BARS
Chocolate Coated Cherry Flavored Frozen Dairy Dessert Bars
6-3.3 FL OZ BARS (19.8 FL OZ) 6-98mL BARS (588 mL)

MAYFIELD
Caramel Toffee Crunch
Select Ice Cream

100% REAL PREMIUM ICE CREAM
Dean's Country Fresh
CHOCOLATE

Dean's Country Fresh
6 Cones
Nutty Buddy SuperScoops
VARIETY PACK
3 Fudge & 3 Caramel

Portfolio: Ice cream Strong regional ice cream business Over $800 million in annual sales Mix of regional brands, foodservice, and private label Company-owned frozen distribution network 15

Dean Foods:
Focused, disciplined, profitable
Extend our sustainable competitive advantages
Our relative size and capabilities afford us significant advantages versus our competitive set – we plan to extend those advantages
Continued focus on cost, volume outperformance, effective pricing
Lay the foundation for longer-term growth
Focus on cash flow generation and total shareholder returns

Extend our sustainable competitive advantages:
Manufacturing and Procurement
Accelerating cost reduction across the P&L – targeting $120 million in 2013 savings
Large network provides opportunities to reduce capacity to drive efficiency and unit costs lower – in the process of closing 10-15% of production facilities
Three plant closures announced late last year
Buena Park fluid milk, Shreveport announced this year
Two additional announcements this week

Leading network drives in-plant efficiency
through ongoing continuous improvement
program that works to alleviate efficiency
bottlenecks and propagate best practices
through employee-led initiatives
Leveraging the volume of our overall
purchases to obtain favorable pricing across
non-dairy commodities – typically a 10-15%
cost advantage

Extend our sustainable competitive advantages:
Distribution
We have a significant opportunity to drive additional distribution savings
Leveraging technology
XataNet GPS units provide detailed analysis of location, speed, stop length, etc. Also eliminates roughly 45 min per day of driver paperwork
RoadNet enables significant improvements in routing efficiency
We are instituting the same
continuous improvement
processes in distribution that
have been delivering
manufacturing savings
Large opportunity to reduce and
variablize our distribution assets

Extend our sustainable competitive advantages:
Pricing and Selling
Passthrough is an effective hedge against
most milk commodity volatility
Prices are reset monthly in concert with changes
in Class I mover
Customers expect and accept these changes
We have developed and are implementing
technology to increase precision of pricing
across all SKUs
Leveraging risk management capabilities to
offer customers innovative pricing solutions
Reducing overhead to drive competitiveness

Building long-term opportunities to grow
Investing in the R&D pipeline
Historical spending was skewed toward WhiteWave and Morningstar
We have the opportunity to utilize our broad manufacturing and distribution capabilities for expansion into new value-added products and extensions
Expect to begin increasing the innovation we bring to market in 24+ months
TruMoo demonstrates that
consumers value additional
benefits in fluid dairy
Open to strategic partnering with
others to drive growth and further
leverage our DSD network

Free Cash Flow Growth
Productivity Investment
Growth Investment
Share Repurchase and/or Regular Dividend
Debt Paydown
Future Shareholder Returns
Immediate Shareholder Returns

Focus on cash flow generation & total shareholder returns
Mid-single Avg EBIT Growth
Liability Mgmt
Cap-Ex Reduction Over Time

We expect $75-$100 million of normalized 2013 Free Cash Flow before one-time items and litigation payments
Next 3-5
Years
Expect to provide more clarity on go-forward capital priorities by year end
*Free cash flow is a non-GAAP measure and is defined as net
cash provided by continuing operations less capital expenditures

Today’s agenda Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion 22

Financial performance
Net Sales
$2.3B** $9.3B*
$74M**   +12% $256M*
727M 3.0B
Operating Profit
2012 Total Shareholder Return: +47%
3/31/13 Leverage Ratio *** : 2.13x
Market Capitalization: $2.0B
1   Quarter
2012
*On a rebased basis, excluding among other items the results of Morningstar and WhiteWave, See Reconciliation of Non-GAAP Financial Measures in the
appendix to this  presentation for computation and reconciliations
**See Reconciliation of Non-GAAP Financial Measures in the first quarter 2013 press release earnings tables for computations and reconciliations
***
Excludes WhiteWave stand-alone debt and any amount that may be payable in connection with taxes related to the Morningstar sale

Gallons
st

Total Volume (millions of gallons)
Adjusted Operating Income* ($ millions)
Operating Income ($millions)
Total Volume (millions of gallons)
$80
$75
$70
$65
$60
$55
$50
750
700
650
600
550
762
748
749
760
727
$66
$71
$57
$62
$74
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
$0.087
$0.095
$0.076
$0.083
$0.102

Volume and operating profit performance
Adjusted Operating Income per Gallon ($)
*See Reconciliation of Non-GAAP Financial Measures in our earnings releases for the relevant quarters and in the appendix to this presentation for computations and reconciliations

2010
Dramatic debt and leverage reduction
Ongoing Dean Foods
Net Debt
$ Millions
Total Leverage Ratio                 5.13x                     4.64x                    3.54x*       2.13x*
•
3/31 Net debt of $1.0B, excluding
WWAV, leverage at 2.13x*
•
$2.6B of Dean Foods’ net debt
reduction over past 12 months
driven by Morningstar sale,
WWAV IPO and strong operating
cash flows
•
Upcoming tax payments
primarily related to the
Morningstar sale will increase
leverage
•
Opportunity to monetize 34.4
million WWAV shares to further
reduce debt
Overview
2011 2012
2013
* Excludes WhiteWave stand-alone debt and any amount that may be payable in connection with taxes related to the Morningstar sale

2013 Expectations
Low-to-Mid single digit growth
$0.45 to $0.55 per share
Approximately $430 – 460 million
Approximately $150 – 175 million
FY 13 Capital
Expenditures
FY 13 Adjusted
Diluted EPS*
FY 13 Adjusted
Operating Income*
FY 13 Adjusted EBITDA*

$0.11 - $0.15
Q2 Adjusted Diluted EPS*
*  See Reconciliation of Non-GAAP Financial Measures in the Q1 2013 earnings release earnings tables for computation

Today’s agenda 27 Who we are Leadership team, vision and direction Business strategy and company advantages Financial performance Conclusion

Summary
We have built sustainable competitive advantages
through our scale and capabilities. We are working to
extend these advantages.
We are putting pieces in place to build for the future
through:
Reducing and variablizing our cost structure
Improving pricing tools and protocols to reduce volatility
Increasing R&D and innovation efforts
We believe profit growth, combined with a focus on
free cash flow generation and rewarding shareholders
will result in superior returns
We aim to be a predictable, sustainable creator of
value for shareholders, with fewer surprises and less
volatility
Thank you for your interest

Appendix:
Reconciliation of Non-GAAP Financial Measures

DEAN FOODS COMPANY
Reconciliation of GAAP to Adjusted Operating Income
(Unaudited)
(In thousands)
Three months ended
March 31, 2013
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 68,981 $               290 $                    4,620 $                 340 $                    - $                     74,231 $
WhiteWave 41,994                  -                        -                        5,479                    (47,473)                 -
Facility closing and reorganization costs (5,610)                   -                        5,610                    -                        -                        -
Other operating income (expense) (33,915)                 33,915                  -                        -                        -                        -
Total operating income 71,450 $               34,205 $               10,230 $               5,819 $                 (47,473) $              74,231 $
Twelve months ended
December 31, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 233,558 $            5,983 $                 - $                     24,654 $               (8,111) $                256,084 $
WhiteWave 192,557                -                        -                        1,085                    (193,642)               -
Facility closing and reorganization costs (55,787)                 -                        55,787                  -                        -                        -
Other operating income (expense) 57,459                  (57,459)                 -                        -                        -                        -
Total operating income 427,787 $            (51,476) $              55,787 $               25,739 $               (201,753) $           256,084 $

Appendix: Reconciliation of Non-GAAP Financial Measures (cont)

Three months ended
March 31, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 68,079 $               - $                     - $                     - $                     (2,234) $                65,845 $
WhiteWave 46,995                  -                        -                        -                        (46,995)                 -
Facility closing and reorganization costs (25,435)                 -                        25,435                  -                        -                        -
Other operating income (expense) -                        -                        -                        -                        -                        -
Total operating income 89,639 $               - $                     25,435 $               - $                     (49,229) $              65,845 $
Three months ended
June 30, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 69,001 $               - $                     - $                     4,000 $                 (1,262) $                71,739 $
WhiteWave 45,085                  -                        -                        -                        (45,085)                 -
Facility closing and reorganization costs (6,217)                   -                        6,217                    -                        -                        -
Other operating income (expense) -                        -                        -                        -                        -                        -
Total operating income 107,869 $            - $                     6,217 $                 4,000 $                 (46,347) $              71,739 $

Appendix: Reconciliation of Non-GAAP Financial Measures (cont)

Three months ended
September 30, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 46,224 $               5,983 $                 - $                     8,000 $                 (3,448) $                56,759 $
WhiteWave 50,435                  -                        -                        -                        (50,435)                 -
Facility closing and reorganization costs (6,080)                   -                        6,080                    -                        -                        -
Other operating income (expense) 56,339                  (56,339)                 -                        -                        -                        -
Total operating income 146,918 $            (50,356) $              6,080 $                 8,000 $                 (53,883) $              56,759 $
Three months ended
December 31, 2012
Adjustments to GAAP
GAAP
Asset write-down
and (gain) loss on
sale of assets
Facility closing
and reorganization
costs
Deal, integration
and separation
costs
WhiteWave
separation and
discontinued
operations Adjusted
Operating income (loss):
Ongoing Dean Foods 50,254 $               - $                     - $                     12,654 $               (1,167) $                61,741 $
WhiteWave 50,042                  -                        -                        1,085                    (51,127)                 -
Facility closing and reorganization costs (18,055)                 -                        18,055                  -                        -                        -
Other operating income (expense) 1,120                    (1,120)                   -                        -                        -                        -
Total operating income 83,361 $               (1,120) $                18,055 $               13,739 $               (52,294) $              61,741 $

FOCUS June 2013